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                                   EXHIBIT 23
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                                    CONSENT

                INDEPENDENT PUBLIC ACCOUNTANTS FOR TENNECO INC.


     As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 14, 1994, included in the Annual Report of Tenneco Inc. on Form 10-K for the year ended December 31, 1993, into the following Registration Statements previously filed with the Securities and Exchange Commission:

Registration No.                        Form         Securities Registered
- ----------------                        ----         ---------------------
   2-78521                              S-3      Common Stock, par value $5 per
                                                 share, of Tenneco Inc.
                                                 (formerly Tenneco Holdings,
                                                 Inc.) ("Common Stock") issuable
                                                 under the Tenneco Inc. Key
                                                 Employee Stock Option Plan.

  33-18788                              S-3      Common Stock of Tenneco Inc.
                                                 issuable upon conversion of 10
                                                 percent Sterling/Dollar
                                                 Convertible Unsecured Loan
                                                 Stock 1991/95 of Tennessee Gas
                                                 Pipeline Company (formerly
                                                 Tenneco Inc.).

  33-46579                              S-8      5,000,000 shares of Common
                                                 Stock of Tenneco Inc. offered
                                                 in connection with the Tenneco
                                                 Inc. 1992 Employee Stock
                                                 Purchase Plan.

  33-46643                              S-3      2,000,000 shares of Common
                                                 Stock of Tenneco Inc. offered
                                                 in connection with the Dividend
                                                 Reinvestment and Stock Purchase
                                                 Plan.

  33-47854                              S-8      Packaging Corporation of
                                                 America 401(k) Savings Plan,
                                                 contributions thereunder and
                                                 Common Stock of Tenneco Inc.
                                                 offered thereunder.

  33-47881                              S-8      Newport News Shipbuilding
                                                 Savings (401(k)) Plan for Union
                                                 Eligible Employees,
                                                 contributions thereunder and
                                                 Common Stock of Tenneco Inc.
                                                 offered thereunder.

  33-47882                              S-8      J. I. Case Company Guaranteed
                                                 Sharing Benefits and Tax
                                                 Deferred Savings Plan,
                                                 contributions thereunder and
                                                 Common Stock of Tenneco Inc.
                                                 offered thereunder.

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
Registration No.                        Form         Securities Registered
- ----------------                        ----         ---------------------
   33-47883                             S-8      J. I. Case Company Tax Deferred
                                                 Savings Plan for Hourly Paid
                                                 Employees at the Wichita Plant,
                                                 contributions thereunder and
                                                 Common Stock of Tenneco Inc.
                                                 offered thereunder.

   33-50863                              S-8     Tenneco Automotive Hourly
                                                 Employees Savings Plan,
                                                 contributions thereunder and
                                                 Common Stock of Tenneco Inc.
                                                 offered thereunder.

   33-54184                              S-3     $500,000,000 aggregate
                                                 principal amount of Debt
                                                 Securities of Tenneco Inc.
                                                 offered pursuant to Rule 415 of
                                                 the General Rules and
                                                 Regulations under the
                                                 Securities Act of 1933, as
                                                 amended (of which $400,000,000
                                                 has been issued).

   33-55622                              S-3     2,800,000 shares of Common
                                                 Stock of Tenneco Inc. offered
                                                 to the trustee of the Tenneco
                                                 Inc. General Employee Benefit
                                                 Trust.

   33-55720                              S-3     550,000 shares of Common Stock
                                                 of Tenneco Inc. offered in
                                                 connection with the merger of
                                                 EnTrade Corporation with a
                                                 subsidiary of Tenneco Inc.

   33-60316                              S-8     Tenneco Inc. Thrift Plan,
                                                 contributions thereunder and
                                                 Common Stock of Tenneco Inc.
                                                 offered thereunder.

                                         ARTHUR ANDERSEN & CO.

Houston, Texas
March 9, 1994

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